CALAMOS® ETF TRUST

Supplement dated November 13, 2014 to the

CALAMOS® ETF TRUST Prospectus, dated June 30, 2014,

and the Statement of Additional Information,

dated June 30, 2014, as amended July 11, 2014

The following table replaces the table listing the Focus Growth ETF’s portfolio managers in its entirety on page 5 of the Prospectus:

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Chief Executive Officer, Global Co-CIO
Gary D. Black (Vice President)	since Fund’s inception	EVP, Global Co-CIO
Nick Niziolek	since Fund’s inception	SVP, Co-Portfolio Manager, Co-Head of Research
Jon Vacko	since Fund’s inception	SVP, Co-Portfolio Manager, Co-Head of Research
Dennis Cogan	since Fund’s inception	SVP, Co-Portfolio Manager
John Hillenbrand	since Fund’s inception	SVP, Co-Portfolio Manager
David Kalis	since November 13, 2014	SVP, Co-Portfolio Manager
Steve Klouda	since Fund’s inception	SVP, Co-Portfolio Manager

The “Portfolio Managers” section beginning on Page 11 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

John P. Calamos, Sr. During the past five years, John P. Calamos, Sr. has been President and Trustee of the Calamos Investment Trust (“Trust”) and Chairman, CEO and Global Co-CIO of CALAMOS ADVISORS as of August 31, 2012, prior thereto he was Chairman, CEO and Co-CIO of CALAMOS ADVISORS and its predecessor company.

Gary D. Black. Gary D. Black became the Executive Vice President and Global Co-CIO of CALAMOS ADVISORS as of August 31, 2012. Mr. Black served as Chief Executive Officer and Chief Investment Officer, and was a Founding Member of Black Capital LLC from July 2009 until August 2012, prior thereto, Mr. Black served as Chief Executive Officer of Janus Capital Group from January 2006 through July 2009.

Nick Niziolek. Nick Niziolek joined CALAMOS ADVISORS in March 2005 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst.

Jon Vacko. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013, prior thereto he was a senior strategy analyst between July 2002 and July 2010.

Dennis Cogan. Dennis Cogan joined CALAMOS ADVISORS in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst.

John Hillenbrand. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since March 2013 is a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst.

David Kalis. David Kalis joined CALAMOS ADVISORS in February 2013 and has been a Co-Portfolio Manager since March 2013. Previously, he was a Managing Partner at Charis Capital Management LLC from 2010 until 2013. Prior thereto, Mr. Kalis was Senior Vice President, Institutional Asset Management Group at Northern Trust Global Investments from 2006 to 2009.

Steve Klouda. Steve Klouda joined CALAMOS ADVISORS in 1994 and has been a Co-Portfolio Manager since March 2013. Between July 2002 and March 2013 he was a senior strategy analyst.

The Funds’ statement of additional information provides additional information about the team leaders, including other accounts they manage, their ownership in the CALAMOS FAMILY OF FUNDS and their compensation.

ETFSPT 11/14

The “Team Approach to Management” section beginning on Page 11 of the Prospectus shall be deleted in its entirety and replaced with the following:

Team Approach to Management. CALAMOS ADVISORS employs a team approach to portfolio management, led by the Global Co-CIOs and comprised generally of the Global Co-CIOs and Co-Portfolio Managers. The Global Co-CIOs and Co-Portfolio Managers are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies. Co-Portfolio Managers are supported by a team of sector analysts making recommendations based upon rigorous fundamental research.

CALAMOS ADVISORS has an Investment Committee (“Investment Committee”) that performs the following functions:

•	Establishment of top-down global macroeconomic views

•	Discussion of sector, thematic and geographic positioning across strategies

•	Oversight of risk management across strategies

•	Monitoring and evaluation of investment performance

•	Evaluation and recommendation of enhancements to the investment process

The Investment Committee operates as a team and consists of our Global Co-CIOs, who will lead the Committee, and a select group of senior investment professionals. Other members of the investment team will also participate in Committee meetings in connection with specific investment related issues or topics as deemed appropriate. Membership of the Investment Committee may be modified to ensure we adapt to dynamic economic, capital market and investment environments as well as incorporate diverse views into our investment process.

John P. Calamos, Sr. and Gary D. Black, Global Co-CIOs of CALAMOS ADVISORS, generally focus on firm-wide risk management and the top-down approach of diversification by country and industry sector and macro-level investment themes. As Global Co-CIOs, Messrs. John P. Calamos, Sr. and Gary D. Black direct the team’s focus on the macro themes upon which the portfolio’s strategy is based. The team, as a whole, implements the investment strategies, under the general direction and supervision of the Global Co-CIOs and the Co-Portfolio Managers. John P. Calamos, Sr. and Gary D. Black are responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. Nick Niziolek, Jon Vacko, Dennis Cogan, John Hillenbrand, Steve Klouda, and David Kalis are each Co-Portfolio Managers.

The following revised and supplemental language replaces the section titled “Investment Advisory Services” beginning on page 31 of the Statement of Additional Information:

INVESTMENT ADVISORY SERVICES

Investment management and certain other services are provided to the Trust by Calamos Advisors pursuant to a Management Agreement (the “Management Agreement”) dated March 11, 2014. Calamos Advisors also furnishes office space, equipment and management personnel to the Trust. For more information, see the prospectus under “Who manages the Fund?”

The Fund pays Calamos Advisors a fee based on its average daily net assets that is accrued daily and paid on a monthly basis. The Fund pays a fee on its average daily net assets at the annual rate of 1.00%.

Calamos Advisors is an indirect subsidiary of Calamos Asset Management, Inc., whose voting shares are majority-owned by Calamos Family Partners, Inc., which is controlled by John P. Calamos, Sr. and the Calamos family. John P. Calamos, Sr., is an affiliated person of the Fund and its advisor by virtue of his position as Trustee and President and CEO of the Trust and Chairman, CEO and Global Co-Chief Investment Officer of CALAMOS ADVISORS. Gary D. Black, Nimish S. Bhatt, Robert Behan, and J. Christopher Jackson are affiliated persons of the Fund and its advisor by virtue of their positions as Vice President, Vice President and Chief Financial Officer; Vice President, and Vice President and Secretary of the Trust; respectively, and as Executive Vice President and Global Co-Chief Investment Officer, Senior Vice President and Chief Financial Officer; Executive Vice President and Head of Global Distribution; and Senior Vice President, General Counsel and Secretary of Calamos Advisors, respectively.

The use of the name “Calamos” in the name of the Trust and in the name of the Fund is pursuant to licenses granted by Calamos Investments LLC, and the Trust has agreed to change the name to remove the reference if Calamos Advisors ceases to act as investment adviser to the Fund.

The following revised and supplemental language replaces the section titled “Team Approach to Management” beginning on page 31 of the Statement of Additional Information:

TEAM APPROACH TO MANAGEMENT

CALAMOS ADVISORS employs a team approach to portfolio management, led by the Global Co-CIOs and comprised generally of the Global Co-CIOs and Co-Portfolio Managers. The Global Co-CIOs and Co-Portfolio Managers are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies. Co-Portfolio Managers are supported by a team of sector analysts making recommendations based upon rigorous fundamental research.

CALAMOS ADVISORS has an Investment Committee (“Investment Committee”) that performs the following functions:

•	Establishment of top-down global macroeconomic views

•	Discussion of sector, thematic and geographic positioning across strategies

•	Oversight of risk management across strategies

•	Monitoring and evaluation of investment performance

•	Evaluation and recommendation of enhancements to the investment process

The Investment Committee operates as a team and consists of our Global Co-CIOs, who will lead the Committee, and a select group of senior investment professionals. Other members of the investment team will also participate in Committee meetings in connection with specific investment related issues or topics as deemed appropriate. Membership of the Investment Committee may be modified to ensure we adapt to dynamic economic, capital market and investment environments as well as incorporate diverse views into our investment process.

John P. Calamos, Sr. and Gary D. Black, Global Co-CIOs of CALAMOS ADVISORS, generally focus on firm-wide risk management and the top-down approach of diversification by country and industry sector and macro-level investment themes. As Global Co-CIOs, Messrs. John P. Calamos, Sr. and Gary D. Black direct the team’s focus on the macro themes upon which the portfolio’s strategy is based. The team, as a whole, implements the investment strategies, under the general direction and supervision of the Global Co-CIOs and the Co-Portfolio Managers. John P. Calamos, Sr. and Gary D. Black are responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. Nick Niziolek, Jon Vacko, Dennis Cogan, John Hillenbrand, Steve Klouda, and David Kalis are each Co-Portfolio Managers.

The Co-Portfolio Managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts as of May 31, 2014 is set forth below.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	26	22,016,811,373	8	765,599,472	1,980	2,749,826,690
Gary D. Black	26	22,016,811,373	9	800,398,440	1,980	2,749,826,690
John Hillenbrand	21	17,730,784,691	8	765,599,472	1,980	2,749,826,690
Steve Klouda	21	17,730,784,691	8	765,599,472	1,980	2,749,826,690
Jon Vacko	19	17,361,868,275	7	752,805,497	1,980	2,749,826,690
Dennis Cogan	19	17,361,868,275	7	752,805,497	1,980	2,749,826,690
Nick Niziolek	19	17,361,868,275	7	752,805,497	1,980	2,749,826,690
David Kalis (1)	1	46,820,277	0	—	1,980	2,749,826,690

Number of Accounts and Assets for which Advisory Fee is Performance Based as of May 31, 2014

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	3	1,144,144,679	0	—	0	—
Gary D. Black	3	1,144,144,679	1	34,798,968	0	—
John Hillenbrand	3	1,144,144,679	0	—	0	—
Steve Klouda	3	1,144,144,679	0	—	0	—
Jon Vacko	3	1,144,144,679	0	—	0	—
Dennis Cogan	3	1,144,144,679	0	—	0	—
Nick Niziolek	3	1,144,144,679	0	—	0	—
David Kalis (1)	0	—	0	—	0	—

(1)	David Kalis is added as of November 13, 2014.

Each Co-Portfolio Manager may invest for his own benefit in securities held in brokerage and mutual fund accounts. The information shown in the table does not include information about those accounts where the Co-Portfolio Manager or members of his family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors or any of its affiliates.

The Funds’ Co-Portfolio Managers are responsible for managing both the Funds and other accounts, including separate accounts and funds not required to be registered under the 1940 Act.

Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

As of December 31, 2013, John P. Calamos, Sr. and Gary D. Black, our Global Co-CIOs receive all of their compensation from Calamos Advisors. Each has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. Their target bonus is set at a percentage of the respective base salary. Similarly, there is a target for Long-Term Incentive (“LTI”) awards and that target is also set at a percentage of the respective base salaries.

As of December 31, 2013, Nick Niziolek, Jon Vacko, Dennis Cogan, John Hillenbrand, Steve Klouda, and David Kalis receive all of their compensation from Calamos Advisors. They each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and LTI awards. Each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. LTI awards consist of restricted stock units or a combination of restricted stock units and stock options. Additionally, they are also eligible to receive a portion of certain investment advisory fees and incentive fee payments collected by Calamos Advisors or an affiliated entity, determined by the Global Co-CIOs.

The amounts paid to all Co-Portfolio Managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Co-Portfolio Managers’ compensation structure does not differentiate between the Funds and other accounts managed by the Co-Portfolio Managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Co-Portfolio Managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos Advisors. All Co-Portfolio Managers are eligible to receive annual equity awards in shares of Calamos Asset Management, Inc. under an incentive compensation plan.

Historically, the annual equity awards granted under the incentive compensation plan have been comprised of stock options and restricted stock units which vest over periods of time. Unless terminated early, the stock options have a ten-year term. Grants of restricted stock units and stock options must generally be approved by the Compensation Committee of the Board of Directors of Calamos Asset Management, Inc.

The compensation structure described above is also impacted by additional corporate objectives set by the Board of Directors of Calamos Asset Management, Inc., which for 2013 included investment performance, as measured annually by risk-adjusted performance of the investment strategies managed by Calamos Advisors over a blended short- and long-term measurement period; distribution effectiveness, as measured by redemption rates and net sales in products that are open to new investors; and financial performance, as measured by operating earnings and margin.

Please retain this supplement for future reference.